Litigation:	3 Months Ended
Mar. 31, 2012
Litigation:

Note 13.       Litigation:

The Company is a party to litigation in the Ontario Superior Court of Justice related to a 2008 unsolicited takeover bid in which the defendants have made counterclaims totaling approximately $103 million. Our counsel with respect to this litigation matter has advised management that it is premature to determine the likely outcome of the litigation with substantial reliability. In the event that one or both defendants prevail with their counterclaims, the Company could be subject to the full amount of the combined damages noted above. However, based on the facts of the case, the activity through the filing date and the overall scope and context of the proceedings, management has concluded, that an estimate of the possible loss or range of loss cannot be made at this time.